Exhibit 10.4

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (“Agreement”) is entered into as of the ____ day of _________, 2023 by and among Unusual Machines, Inc., a Puerto Rico corporation (the “Company”), and Red Cat Holdings, Inc., a Nevada corporation (the “Investor”).

WHEREAS, the Company has entered into a Securities Purchase Agreement (as amended, the “Purchase Agreement”) with the Investor and Jeffrey Thompson, dated the date of this Agreement;

WHEREAS, the Company has filed a Registration Statement on Form S-1 for the initial public offering of the Company (File No. 333-270519) (the “Company Registration”); and

WHEREAS, the Company has agreed in the Purchase Agreement to provide certain registration rights to the Investor.

Now, therefore, in consideration of the mutual promises and the covenants as set forth herein, the parties hereto hereby agree as follows:

1.       Definitions. Unless the context otherwise requires, the terms defined in this Section 1 shall have the meanings herein specified for all purposes of this Agreement, applicable to both the singular and plural forms of any of the terms herein defined.

“Agreement” means this Registration Rights Agreement, as the same may be amended, modified or supplemented in accordance with the terms hereof.

“Board” means the Board of Directors of the Company.

“Common Stock” means the Company’s authorized common stock, as constituted on the date of this Agreement, any stock into which such Common Stock may thereafter be changed and any stock of the Company of any other class, which is not preferred as to dividends or assets over any other class of stock of the Company and which is not subject to redemption, issued to the holders of shares of such Common Stock upon any re-classification thereof.

“Commission” means the United States Securities and Exchange Commission.

“Company” has the meaning assigned to it in the introductory paragraph of this Agreement.

“Effectiveness Date” means, with respect to the Registration Statement required to be filed hereunder, the 180th calendar day following the effectiveness of the Company Registration Statement.

“Exchange Act” means the Securities Exchange Act of 1934 (or successor statute).

“Filing Date” has the meaning ascribed to it in Section 2 of this Agreement.

“Investor” has the meaning assigned to it in the introductory paragraph of this Agreement.

“Other Shares” has the meaning assigned to it in Section 4(f) of this Agreement.

“Person” includes any natural person, corporation, trust, association, company, partnership, joint venture, limited liability company and other entity and any government, governmental agency, instrumentality or political subdivision.

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“Purchase Agreement” has the meaning assigned to it in the second Whereas clause.

“Lock-Up Period” means 180 days after the Company Registration is declared effective by the SEC.

The terms “register” “registered” and “registration” refer to a registration effected by preparing and filing a registration statement on other than any of the Excluded Forms in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

“Registrable Securities” means 300,000 shares of the Common Stock issued or issuable to the Investor upon the effectiveness of the Company Registration and closing of the transactions contemplated in the Purchase Agreement, and any securities of the Company issued or issuable to Investor with respect to such Common Stock by way of a stock dividend or stock split or in connection with a combination, recapitalization, share exchange, consolidation or other reorganization of the Company.

“Selling Expenses” means all selling commissions or discounts, finder’s fees and stock transfer taxes applicable to the Registrable Securities registered by the Investor and all fees and disbursements of counsel for the Investor.

“Securities Act” means the Securities Act of 1933, as amended (or successor statute).

2.       Required Registration. As soon as practicable but no later than 120 calendar days following the effectiveness of the Company Registration (the “Filing Date”) , the Company shall file a registration statement on Form S-1 with the Commission for the Registrable Securities (the “Registration Statement”) The Company shall use its best efforts to have the Registration Statement be declared effective by the Commission by the Effectiveness Date. The Company may later register any unsold shares of Common Stock held by the Investor on Form S-3 and withdraw the Form S-1.

2.1.      Intentionally Omitted.

2.2       Intentionally omitted.

2.3      Form S-3. Whenever the Company is eligible to use Form S-3, it shall use that Form rather than Form S-1.

3.       Obligations of the Company. The Company shall:

(a)               use its best efforts to prepare and file with the Commission a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become and remain effective;

(b)               use its best efforts to prepare and file with the Commission such amendments to such registration statement (including post-effective amendments) and supplements to the prospectus included therein as may be necessary to keep such registration statement effective, subject to the qualifications in Section 4(a), and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all Registrable Securities covered by such registration statement during such period in accordance with the intended methods of disposition by the Investor set forth in such registration statement;

(c)               furnish to the Investor and its assigns such number of copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus), in conformity with the requirements of the Securities Act, and such other documents, as the Investor may reasonably request, in order to facilitate the public sale or other disposition of the Registrable Securities held by the Investor and any assignees of Investor (including, without limitation, and holders of Registrable Securities who secure such Registrable Securities by virtue of any dividend or distribution by Investor to its own stockholders);

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(d)               use its best efforts to make such filings under the securities or blue sky laws reasonably requested by the Investor (or New York if the Company’s Common Stock is not listed on the Nasdaq Stock market or the New York Stock Exchange or NYSE American to enable the Investor to consummate the sale in such jurisdiction of the Registrable Securities owned by the Investor;

(e)               notify the Investor at any time when a prospectus relating to their Registrable Securities is required to be delivered under the Securities Act, of the Company’s becoming aware that the prospectus included in the related registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and promptly prepare and furnish to the Investor a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

(f)                otherwise use its best efforts to comply with all applicable rules and regulations of the Commission;

(g)               cause the Registrable Securities to be quoted on each trading market and/or in each quotation service on which the Common Stock of the Company is then quoted promptly following filing the registration statement for the Registrable Securities and conform to the rules and regulations of the trading market on which the Common Stock is then trading; and

(h)               notify the Investor of any stop order threatened or issued by the Commission and take all actions reasonably necessary to prevent the entry of such stop order or to remove it if entered.

4.       Other Procedures.

(a)               Subject to the remaining provisions of this Section 4(a) and the Company’s obligation to use best efforts under Section 3, the Company shall be required to maintain the effectiveness of a registration statement (under Form S-1 or Form S-3) until the earlier of (i) the sale of all Registrable Securities or (ii) forty-eight (48) months from the effective date of the registration statement. The Company shall have no liability to the Investor for delays in the Investor being able to sell the Registrable Securities (i) as long as the Company uses its best efforts to file a registration statement, amendments to a registration statement, post-effective amendments to a registration statement or supplements to a prospectus contained in a registration statement (including any amendment or post effective amendments), (ii) where the required financial statements or auditor’s consents are unavailable or (iii) where the Company would be required to disclose information at a time when it has no duty to disclose such information under the Securities Act, the Exchange Act, or the rules and regulations of the Commission, provided, however, any suspension under clauses (ii) or (iii) shall not exceed 180 days in any 12 month period.

(b)               In consideration of the Company’s obligations under this Agreement, the Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(e) herein, the Investor shall forthwith discontinue his sale of Registrable Securities pursuant to the registration statement covering such Registrable Securities until the Investor’s receipt of the copies of the supplemented or amended prospectus contemplated by said Section 3(e) and, if so directed by the Company, shall deliver to the Company (at the Company’s expense) all copies, other than permanent file copies, then in the Investor’s possession of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

(c)               The Company’s obligation to file any registration statement or amendment including a post-effective amendment, shall be subject to the Investor, as applicable, furnishing to the Company in writing such information and documents regarding the Investor and the distribution of such Registrable Securities as may reasonably be required to be disclosed in the registration statement in question by the rules and regulations under the Securities Act or under any other applicable securities or blue sky laws of the jurisdiction referred to in Section 3(d) herein.

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(d)               If any such registration or comparable statement refers to the Investor by name or otherwise as a stockholder of the Company, but such reference to the Investor by name or otherwise is not required by the Securities Act or the rules thereunder, then each Investor shall have the right to require the deletion of the reference to the Investor, as may be applicable.

(e)               In connection with the sale of Registrable Securities, the Investor shall deliver to each purchaser a copy of the necessary prospectus and, if applicable, prospectus supplement, within the time required by Section 5(b) of the Securities Act.

5.       Registration Expenses. In connection with any registration of Registrable Securities pursuant to Section 2, the Company shall, whether or not any such registration shall become effective, from time to time, pay all expenses (other than Selling Expenses) incident to its performance of or compliance, including, without limitation, all registration, and filing fees, fees and expenses of compliance with securities or blue sky laws, word processing, printing and copying expenses, messenger and delivery expenses, fees and disbursements of counsel for the Company, transfer agent and stock exchange fees, and all independent public accountants and other Persons retained by the Company (the “Registration Expenses”).

6.       Indemnification.

(a)               In the event of any registration of any shares of Common Stock under the Securities Act pursuant to this Agreement, the Company shall indemnify and hold harmless each Investor, from and against any losses, claims, damages or liabilities, joint or several, to which each Investor may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any registration statement under which such Registrable Securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or any document incident to registration or qualification of any Registrable Securities pursuant to Section 3(d) herein, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or, with respect to any prospectus, necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or any violation by the Company of the Securities Act, the Exchange Act, or state securities or blue sky laws applicable to the Company and relating to action or inaction required of the Company in connection with such registration or qualification under the Securities Act or such state securities or blue sky laws. If the Company fails to defend the Investor as required by Section 6(c) herein, it shall reimburse (after receipt of appropriate documentation) each Investor for any legal or any other out-of-pocket expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable to an Investor in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission made in said registration statement, said preliminary prospectus, said prospectus, or said amendment or supplement or any document incident to registration or qualification of any Registrable Securities pursuant to Section 3(d) hereof in reliance upon and in conformity with written information furnished to the Company by such Investor specifically for use in the preparation thereof or information omitted to be furnished by such Investor or (ii) any act or failure to act of such Investor including the failure of any Investor to deliver a prospectus as required by Section 5(b) of the Securities Act.

(b)               In the event of any registration of any Registrable Securities under the Securities Act pursuant to this Agreement, each Investor shall indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 6(a)) the Company, each director of the Company, each officer of the Company who signs such registration statement, the Company’s attorneys and auditors and any Person who controls the Company within the meaning of the Securities Act, with respect to (i) any untrue statement or omission from such registration statement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, if such untrue statement or omission was made solely in reliance upon and in conformity with written information furnished to the Company by such Investor specifically for use in the preparation of such registration statement, preliminary prospectus, final prospectus or amendment or supplement or (ii) from any other act or failure to act of the Investor.

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(c)               Promptly after receipt by an indemnified party of notice of the commencement of any action involving a claim referred to in Section 6(a) or (b), such indemnified party shall, if a claim in respect thereof is made against an indemnifying party, give written notice to the Indemnifying Party of the commencement of such action. The indemnifying party shall be relieved of its obligations under this Section 6(c) to the extent that the indemnified party delays in giving notice and the indemnifying party is damaged or prejudiced by the delay. In case any such action is brought against an indemnified party, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so as to assume the defense thereof, the indemnifying party shall be responsible for any legal or other expenses subsequently incurred by the indemnifying party in connection with the defense thereof, provided, however, that, if counsel for an indemnified party shall have reasonably concluded that there is an actual or potential conflict of interest between the indemnified and the indemnifying party the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, and such indemnifying party shall reimburse such indemnified party and any Person controlling such indemnified party for the fees and expenses of counsel retained by the indemnified party which are reasonably related to the matters covered by the indemnity agreement provided in this Section 6; provided, however, that in no event shall any indemnification by an Investor under this Section 6 exceed the net proceeds from the sale of Registered Securities received by the Investor. No indemnified party shall make any settlement of any claims indemnified against hereunder without the written consent of the indemnifying party, which consent shall not be unreasonably withheld. In the event that any indemnifying party enters into any settlement without the written consent of the indemnified party the indemnifying party shall not, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff of a release of such indemnified party from all liability in respect to such claim or litigation.

(d)               In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which under any indemnified party makes a claim for indemnification pursuant to this Section 6, but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 6 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required in circumstances for which indemnification is provided under this Section 6; then, in each such case, the Company and such Investor shall contribute to the aggregate losses, claims, damages or liabilities to which they may be subject as is appropriate to reflect the relative fault of the Company and such Investor in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, it being understood that the parties acknowledge that the overriding equitable consideration to be given effect in connection with this provision is the ability of one party or the other to correct the statement or omission (or avoid the conduct or take an act) which resulted in such losses, claims, damages or liabilities, and that it would not be just and equitable if contribution pursuant hereto were to be determined by pro-rata allocation or by any other method of allocation which does not take into consideration the foregoing equitable considerations. Notwithstanding the foregoing, (i) no such Investor shall be required to contribute any amount in excess of the net proceeds to him of all Registrable Securities sold by him pursuant to such registration statement, and (ii) no Person who is guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the Securities Act shall be entitled to contribution from any Person who is not guilty of such fraudulent misrepresentation.

(e)               Notwithstanding any of the foregoing, if, in connection with an underwritten public offering of the Registrable Securities, the Company, any of the Investor and the underwriters enter into an underwriting agreement relating to such offering which contains provisions covering indemnification among the parties, then the indemnification provision of this Section 6 shall be deemed inoperative for purposes of such offering.

7.       Intentionally omitted.

8.       Intentionally omitted.

9.       Rule 144. The Company covenants that it will file the reports required to be filed under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder (or, in the event that the Company is not required to file such reports, it will make publicly available information as set forth in Rule 144(c)(2) promulgated under the Securities Act), and it will take such further action as the Investor may reasonably request, or to the extent required from time to time to enable the Investor to sell their Registrable Securities without registration under the Securities Act within the limitation of the exemption provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the Commission (collectively, “Rule 144”). Upon request of Investor, the Company will deliver to the Investor a written statement as to whether it has complied with such requirements.

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11.       Severability. In the event any parts of this Agreement are found to be void, the remaining provisions of this Agreement shall nevertheless be binding with the same effect as though the void parts were deleted.

12.       Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. The execution of this Agreement may be by actual or facsimile signature.

13.       Benefit. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their legal representatives, successors and assigns.

14.       Notices and Addresses. All notices, offers, acceptance and any other acts under this Agreement (except payment) shall be in writing, and shall be sufficiently given if delivered to the addressees in person, by Federal Express or similar overnight next business day delivery, or by facsimile delivery followed by overnight next business day delivery, as follows:

To the Company:	Unusual Machines, Inc.

151 Calle de San Francisco, Ste. 200 PMB 2106

San Juan, PR 00901-1607

Attention: Brandon Torres-Declet, CEO

Email: brandon@unusualmachines.com

With a Copy to:	Nason, Yeager, Gerson, Harris & Fumero, P.A.

3001 PGA Boulevard, Suite 305

Palm Beach Gardens, FL 33410

Attention: Michael D. Harris, Esq.

Email:       Mharris@nasonyeager.com

To the Investor:	Red Cat Holdings, Inc.

15 Ave Munoz Rivera, Suite 2200

San Juan, Puerto Rico 00901

Attention: Joe Freedman, Lead Director

Email: JF@redcat.red

With a Copy to:	Law Office of Harvey Kesner

305 Broadway

Suite 700

New York, NY 10007

Attention: Harvey Kesner, Esq.

Harvey@hkesnerlaw.com

or to such other address as any of them, by notice to the other may designate from time to time.

15.       Attorneys’ Fees. In the event that there is any controversy or claim arising out of or relating to this Agreement, or to the interpretation, breach or enforcement thereof, and any action or proceeding relating to this Agreement is filed, the prevailing party shall be entitled to an award by the court of reasonable attorneys’ fees, costs and expenses.

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16.       Oral Evidence. This Agreement constitutes the entire Agreement between the parties and supersedes all prior oral and written agreements between the parties hereto with respect to the subject matter hereof. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, except by a statement in writing signed by the party or parties against which enforcement or the change, waiver discharge or termination is sought.

17.       Additional Documents. The parties hereto shall execute such additional instruments as may be reasonably required by their counsel in order to carry out the purpose and intent of this Agreement and to fulfill the obligations of the parties hereunder. The Company agrees that it shall use it best efforts to require all officers, directors, Series B Preferred Stock stockholders and holders of more than 5% of the of the Company’s common stock immediately prior to the date hereof to execute lock-up agreements required by the Company’s underwriters for the Lock-Up Period in form and substance reasonably satisfactory to the Investor.

18.       Governing Law. This Agreement and any dispute, disagreement, or issue of construction or interpretation arising hereunder whether relating to its execution, its validity, the obligations provided herein or performance shall be governed or interpreted according to the internal laws of the State of New York without regard to choice of law considerations.

19.       Arbitration. Any controversy, dispute or claim arising out of or relating to this Agreement, or its interpretation, application, implementation, breach or enforcement which the parties are unable to resolve by mutual agreement, shall be settled by submission by either party of the controversy, claim or dispute to binding arbitration in San Juan, Puerto Rico (unless the parties agree in writing to a different location), before a single arbitrator in accordance with the rules of the American Arbitration Association then in effect. In any such arbitration proceeding the parties agree to provide all discovery deemed necessary by the arbitrator. The decision and award made by the arbitrator shall be final, binding and conclusive on all parties hereto for all purposes, and judgment may be entered thereon in any court having jurisdiction thereof.

20.       Section or Paragraph Headings. Section headings herein have been inserted for reference only and shall not be deemed to limit or otherwise affect, in any matter, or be deemed to interpret in whole or in part any of the terms or provisions of this Agreement.

21.       Force Majure. The Company shall be excused from any delay in performance or for non-performance of any of the terms and conditions of this Agreement caused by any circumstances beyond its control, including, but not limited to, any Act of God, fire, flood, or government regulation, direction or request, or accident, interruption of telecommunications facilities, labor dispute, unavoidable breakdown, civil unrest or disruption to the extent that any such circumstances affect the Company’s ability to perform its obligations under this Agreement or the ability of the Commission to perform its responsibilities under the Securities Act.

[Remainder of this page intentionally left blank.]

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IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed personally or by a duly authorized representative thereof as of the day and year first above written.

THE COMPANY:

UNUSUAL MACHINES, INC.

By:

Brandon Torres-Declet

Chief Executive Officer

INVESTOR:

RED CAT HOLDINGS, INC.

By:

Signature

Printed Name of Investor

Title of Authorized Signatory if Investor

is a corporation or other entity

Signature Page to Registration Rights Agreement